TERMINATION OF MASTER LEASE

This Termination of Master Lease is made this February 28, 2007 by and among the twenty-four (24) Delaware limited liability companies or limited partnerships listed on Schedule A attached hereto and made a part hereof (together, “Landlords”) and Emeritus Corporation, a Washington corporation (and successor to Emeritus Properties-NGH, LLC, a Washington limited liability company and ESC-NGH, LP, a Washington limited partnership) (“Tenant”) with respect to that certain Master Lease Agreement by and among Landlord and Tenant’s predecessors dated as of October 1, 2002 (the “Master Lease”).

WHEREAS, Landlords own those certain real properties consisting primarily of the senior housing independent/assisted living facilities that were leased to Tenant under the Master Lease (the “Property”);

WHEREAS, Fretus Investors LLC (“Fretus”) is the sole owner and managing member or general partner of the Landlords;

WHEREAS, Tenant is the sole owner and managing member of Fretus;

WHEREAS, Landlords wish to retain Tenant to manage and operate the Property directly and have negotiated a management agreement all wish to execute;

NOW, THEREFORE, in consideration of the covenants contained herein, Landlords and Tenant hereby terminate the Master Lease as of the date hereof. In addition, the parties agree to cooperate in good faith to reconcile any outstanding balances due and owing under the Master Lease.

EXECUTED as of February 28, 2007.

TENANT:

Emeritus Corporation, a Washington corporation

By: /s/ Eric Mendelsohn
Eric Mendelsohn
Its: Director of Real Estate and Legal Affairs

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Each Fee Owner consents and agrees to the foregoing Agreement.

LANDLORDS:

FRETUS Investors Birmingham LLC
FRETUS Investors Chandler LLC
FRETUS Investors Glendale LLC
FRETUS Investors Mesa LLC
FRETUS Investors Orange Park LLC
FRETUS Investors Jacksonville LLC
FRETUS Investors Melbourne LLC
FRETUS Investors Orlando LLC
FRETUS Investors Winter Springs LLC
FRETUS Investors Fort Wayne LLC
FRETUS Investors Indianapolis LLC
FRETUS Investors Greenwood LLC
FRETUS Investors Las Vegas LLC
each a Delaware limited liability company

By: FRETUS Investors LLC, a Washington limited liability company
Its: Manager
By: Emeritus Corporation, a Washington corporation
Its: Administrative Member

By: /s/ Eric Mendelsohn
Eric Mendelsohn
Its: Director of Real Estate and Legal Affairs

[SIGNATURES OF BORROWERS CONTINUE ON THE FOLLOWING PAGE]

FRETUS Investors Austin LP
FRETUS Investors Dallas LP
FRETUS Investors El Paso LP
FRETUS Investors Farmers Branch LP
FRETUS Investors Fort Worth LP
FRETUS Investors Hollywood Park LP
FRETUS Investors Houston LP
FRETUS Investors Memorial Oaks Houston LP
FRETUS Investors Plano LP
FRETUS Investors San Antonio LP
FRETUS Investors Sugar Land LP
each a Delaware limited partnership

By: FRETUS Investors LLC, a Washington limited liability company
Its: General Partner

By: Emeritus Corporation, a Washington corporation
Its: Administrative Member

By: /s/ Eric Mendelsohn
Eric Mendelsohn
Its: Director of Real Estate and Legal Affairs

EXHIBIT “A”

TENANT

FRETUS Investors Birmingham LLC
FRETUS Investors Chandler LLC
FRETUS Investors Glendale LLC
FRETUS Investors Mesa LLC
FRETUS Investors Orange Park LLC
FRETUS Investors Jacksonville LLC
FRETUS Investors Melbourne LLC
FRETUS Investors Orlando LLC
FRETUS Investors Winter Springs LLC
FRETUS Investors Fort Wayne LLC
FRETUS Investors Indianapolis LLC
FRETUS Investors Greenwood LLC
FRETUS Investors Las Vegas LLC
each a Delaware limited liability company

FRETUS Investors Austin LP
FRETUS Investors Dallas LP
FRETUS Investors El Paso LP
FRETUS Investors Farmers Branch LP
FRETUS Investors Fort Worth LP
FRETUS Investors Hollywood Park LP
FRETUS Investors Houston LP
FRETUS Investors Memorial Oaks Houston LP
FRETUS Investors Plano LP
FRETUS Investors San Antonio LP
FRETUS Investors Sugar Land LP
each a Delaware limited partnership